As filed with the Securities and Exchange Commission on February 15, 2022

Registration Nos. 333-149540; 811-09507

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 15	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 57	☒

Farmers variable life separate account a

(Exact Name of Registrant)

Farmers New World Life Insurance Company

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number)

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on (date) pursuant to paragraph (b) of Rule 485

☒ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Prospectus

[___], 2022

Farmers EssentialLife® Variable Universal Life

A Flexible Premium Variable Universal Life Insurance Policy

Issued through:

Farmers Variable Life Separate Account A

BY

Farmers New World Life Insurance Company

This prospectus describes Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the Insured dies while the Policy is in force. The amount of life insurance may increase or decrease depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Principal Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Proprietary

Table of Contents

Glossary	1
Key Information	3
Overview of the Contract	5
Fee Table	6
Principal Policy Risks	9
Risk of Poor Investment Performance	9
Risks of Market Timing and Disruptive Trading	9
Risk of Lapse	10
Tax Risks	10
Limits on Partial Surrenders	10
Loan Risks	10
Increase in Current Fees and Expenses	11
Effects of Surrender Charges	11
Portfolio Risks	11
Farmers New World Life Insurance Company and the Fixed Account	11
Farmers New World Life Insurance Company	11
The Fixed Account	11
The Variable Account and the Portfolios	12
The Variable Account	12
The Portfolios	12
Selection of the Portfolios	13
Availability of the Portfolios	14
Your Right to Vote Portfolio Shares	14
The Policy	15
Purchasing a Policy	15
Tax-Free “Section 1035” Exchanges	15
When Insurance Coverage Takes Effect	15
Cancelling a Policy (Right to Examine Period)	16
Other Policies	16
Ownership Rights	17
Modifying the Policy	17
Policy Termination	17
Premiums	18
Premium Flexibility	18
Minimum Premiums	18
Allocating Premiums	19

Proprietary

Personalized Illustrations	19
Your Contract Values	20
Subaccount Value	20
Subaccount Unit Value	20
Fixed Account Value	20
Loan Account Value	21
Charges and Deductions	21
Premium Deductions	21
Monthly Deduction	22
Mortality and Expense Risk Charge	24
Surrender Charge	24
Transfer Charge	24
Loan Charges	25
Portfolio Management Fees and Expenses	25
Other Charges	25
Death Benefit	25
Death Benefit Amount Payable	25
Death Benefit Options	27
Changing Death Benefit Options	26
Effects of Partial Surrenders on the Death Benefit	27
Changing the Face Amount	27
Payment Options	28
Other Benefits Available Under the Policy	29
Full and Partial Surrenders	38
Full Surrender	38
Partial Surrenders	39
When We Will Make Payments	39
Transfers	40
Third Party Transfers	40
Telephone Transfers	40
Policy and Procedures Regarding Disruptive Trading and Market Timing	41
Automatic Asset Rebalancing Program	43
Dollar Cost Averaging Program	43
Loans	44
Effects of Policy Loans	44
Policy Lapse and Reinstatement	45
Lapse	45

Proprietary

Reinstatement	45
Federal Tax Considerations	46
Tax Status of the Policy	46
Tax Treatment of Policy Benefits	46
Additional Information	50
Distribution of the Policies	50
Legal Proceedings	50
Financial Statements	51
Appendix A: Portfolios Available Under the Policy	A-1
Appendix B: Guaranteed Maximum Cost of Insurance Rates	B-1
Appendix C: Monthly Underwriting and Sales Expense Charges	C-1
Appendix D: Table of Surrender Charge Factors	D-1

Proprietary

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit Value. An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.

Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.

Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.

Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.

Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed on the front page of the Prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, WA 98005.

Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured. The natural person whose life is Insured by this Policy.

Issue Age. The Insured’s age as of his/her last birthday on this Policy’s Issue Date.

Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.

Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.

NYSE. The New York Stock Exchange

Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.

Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.

Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.

Record Date. The date we record your Policy on Our books as an In Force policy.

Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

Key Information

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawal

There are surrender charges assessed if your Policy is surrendered during the first 9 Policy years, or within 9 years following any increase in Face Amount. The amount of the charge depends on the age of the insured person and other factors, but the maximum charge is $44.40 per $1000 of Face Amount. For example, if the Face Amount is $100,000, the highest possible surrender charge would be $4,440.

See “Charges and Deductions – Surrender Charge.”

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium expense charge will be deducted upon the payment of each premium.

A partial surrender processing fee will be deducted upon any partial surrender.

A transfer fee may be deducted upon transfers into or out of a variable subaccount (or the fixed account) after you have made more than 12 such transfers in a year.

A fee may be charged upon request for an additional annual report.

See “Charges and Deductions.”

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy.  Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification).  You should view the policy specifications page of your Policy for rates applicable to your Policy.

See “Charges and Deductions.”

You will also bear expenses associated with the underlying portfolios under the Policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Investment options (Portfolio fees and expenses)*	[0.xx%]	[x.xx%]

*As a percentage of Portfolio net assets.

See “Appendix A: Portfolios Available Under the Policy.”
RISKS
Risk of Loss	You can lose money by investing in the Policy. See “Principal Policy Risks.”
Not a Short-Term Investment

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium expense charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.

See “Principal Policy Risks – Effects of Surrender Charges.”

Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the Subaccount allocation options available under the Policy (i.e., Portfolios). Each such option (as well as the Fixed Account) will have its own unique risks, and you should review these options before making an allocation decision.

See “Principal Policy Risks – Risk of Poor Investment Performance.”

Insurance Company Risks

Your investment in the policy is subject to risks related to Farmers New World Life Insurance Company (“Farmers”), including that the obligations (including under the Fixed Account option), guarantees, or benefits are subject to the claims-paying ability of Farmers. Information about Farmers, including its financial strength ratings, is available upon request from your Farmers representative. Our current financial strength ratings can also be obtained by contacting the Service Center at 1-877-376-8008.

See “Farmers New World Life Insurance Company and Fixed Account – Farmers New World Life Insurance Company.”

Contract Lapse

The Policy may lapse as a result of insufficient premium payments, poor performance of the variable Subaccounts and/or Fixed Account you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.

See “Policy Lapse and Reinstatement .”

RESTRICTIONS
Investments

There are limitations on the transfer of Policy value among investment options (i.e., Subaccounts and the Fixed Account).. These restrictions include an annual limit on the number of free transfers you may make, and a charge for transfers in excess of that limit, as well as a minimum dollar amount for transfers. We also impose additional restrictions to discourage market timing and disruptive trading activity.

See “Transfers.”

The Policy also allows us to eliminate the shares of a Portfolio or class of Portfolio shares, or to substitute shares of another new or existing Portfolio, subject to applicable legal requirements.

See “The Variable Account and the Portfolios.”

Optional Benefits

There are restrictions and limitations relating to supplemental benefits (riders) offered under the Policy, as well as conditions under which a supplemental benefit may be modified or terminated by us. For example, certain supplemental benefits may be subject to underwriting, and your election of an option may result in restrictions on certain policy benefits.

See “Other Benefits Available Under the Policy.”

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, unless the Policy is a Modified Endowment Contract in which case to the extent there are earnings in the contract, they will be treated as being distributed first and subject to tax. Any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation

Some investment professionals may receive compensation for selling the Policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.

See “Additional Information.”

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

See “The Policy – Tax-Free “Section 1035” Exchanges.”

Overview of the Policy

Purpose

The purpose of the Policy is to provide lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values.

Premiums

You can vary the frequency and amount of premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time.

You may allocate premiums to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed in “Appendix A: Portfolios Available Under the Policy.” Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. You may also allocate premiums to the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so.

Policy Features

Death Benefit

As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary on receipt of due proof of death. You may choose one of two death benefit options under the Policy.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:

☐	the Face Amount of your Policy plus the Contract Value on the date of the Insured’s death; or

☐	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:

☐	the Face Amount on the date of the Insured’s death; or

☐	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.

Surrender

At any time while the Policy is in force, you may fully Surrender your Policy and receive the Cash Surrender Value. After the first Policy year, you may withdraw part of the Cash Surrender Value, subject to certain restrictions. Surrenders may have tax consequences. See “Full and Partial Surrenders.”

Loans

You may take a loan against the Policy by submitting a signed request to the Service Center. Generally, the minimum amount of each loan is $250. Interest is charged on each loan. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other Policy proceeds. If your Policy is a Modified Endowment Contract, there may be additional tax implications.

Supplemental Benefits (Riders)

The Policy offers the following riders that provide supplemental benefits under the Policy.

•	Accelerated Benefit Rider for Terminal Illness

•	Accidental Death Benefit Rider

•	Automatic Increase Benefit

•	Children’s Term Insurance Rider

•	Waiver of Deduction Rider

•	Monthly Disability Benefit Rider (not available under Policies issued after August 7, 2015)

Additional fees are charged for certain riders. See “Other Benefits Available Under the Policy

Fee Table

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Sales Expense	Upon payment of each premium	4.8%	4.8% in years 1-10 years; 0.8% in years 11+

Premium Taxes		2.2%	2.2%

Total (As a percentage of Premiums paid)		7%	7% in years 1-10 years; 3% in years 11+

Maximum Deferred Sales Charge (Load)[1] (Per $1,000 of Face Amount)	Upon full Surrender of the Policy during first 9 Policy years, or within 9 years following any increase in Face Amount

Minimum Charge in Policy Year 1[2]		$3.00	$3.00

Maximum Charge in Policy Year 1[3]		$44.40	$44.40

Charge for a Policy issued to a male at age 35, during Policy Year 1		$10.06	$10.06

Partial Surrender Processing Fees (As a percentage of the amount withdrawn, not to exceed $25.00)	Upon partial surrender	2.0%	2.0%
Transfer Fees	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer

[1]	The Surrender Charge is determined by applying a Surrender Charge Factor (see Appendix D) to the Face Amount, and dividing the result by 1,000 as more fully set out in your Policy.
[2]	This minimum charge is based on a female Insured age 0 at issue.
[3]	This maximum charge is based on a male Insured for a Policy that is issued at age 61.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio Company fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Base Contract Charge:

Cost of Insurance[4] (No table rating factor charge or other extra charge45):	Monthly on the Issue Date and on each monthly due date	Per $1,000 of Risk Insurance Amount[78]	Per $1,000 of Risk Insurance Amount

Minimum[56]		$0.01	$0.01

Maximum Charge[67]		$37.12	$37.12

Charge for a Policy insuring a male, Issue Age 35, in the standard non-nicotine Premium Class, in Policy year 5 with a Face Amount less than $150,000		$0.12	$0.06

Administrative Expenses	Monthly on the Issue Date and on each monthly due date	$12.00	$12.00, up to Attained Age 100

Monthly Underwriting and Sales Expense Charge (Per $1,000 of original Face Amount and any Face Amount increase)	Monthly on Issue Date and (Per $1,000 of original Face Amount and any Face Amount increase) or within 5 years after any increase in Face Amount

Minimum Charge[89]		$0.07	$0.07

Maximum Charge910		$2.21	$2.21

Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year		$0.26	$0.25

4 Cost of insurance charges are based on the Insured’s Issue Age, gender, Premium Class, the Contract Value, the number of months since the Issue Date, and the amount of the Face Amount, among other factors. The cost of insurance rate you pay may increase annually with the age of the Insured. We currently apply higher cost of insurance rates for Policies with a Face Amount of less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

5Table rating factor charges and flat extra charges are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

6The minimum charge is based on a female Insured, Issue Age 3, in the juvenile underwriting class.

7This maximum charge is based on a male Insured, at Attained Age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

8The Risk Insurance Amount, on the Monthly Due Date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

Mortality and Expense Risk Fees (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.60%	0.30%

Optional Benefit Charges:
Accelerated Benefit Rider for Terminal Illness	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

Accidental Death Benefit Rider (Per $1,000 of rider Face Amount)	Monthly on the Issue Date and on each monthly due date

Minimum Charge1011		$0.08	$0.04

Maximum Charge1112		$0.56	$0.51

Charge for an Insured at Attained Age 35		$0.08	$0.06

Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78

Monthly Disability Benefit Rider (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

Minimum Charge1213		$6	$4

Maximum Charge		$62	$45

Charge at the Insured’s Attained Age 35		$7	$4.5

9This minimum charge is based on a female Insured that is 0 at issue, assuming no subsequent increases in Face Amount.

10This maximum charge is based on a male Insured at age 80.

11The minimum charge is based on a female Insured at Attained Age 11.

12The maximum charge is based on a male Insured at Attained Age 69 whose occupation and/or avocations at issue lead us to believe the Insured’s risk of accidental death is roughly triple that of a representative Insured.

13The minimum charge is for an Insured at Attained Age 21.

Waiver of Deduction Rider (As a percentage of all other monthly charges)	Monthly on the Issue Date and on each monthly due date

Minimum Charge1213		6%	4%

Maximum Charge		60%	45%

Charge at the Insured’s Attained Age 35		7%	4.5%

The Policy charges a Monthly Deduction, which consists of the total of 1) Cost of Insurance, 2) Administrative Expenses, 3) Monthly Underwriting and Sales Expense Charge and 4) risk charges of any attached riders. See “Charges and Deductions – Monthly Deductions.”

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. [These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies.] A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document. [TO BE FILED BY AMENDMENT]

Annual Portfolio Company Expenses1314	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	[___]%	[___]%

Principal Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

14Before expense reimbursements or fee waiver arrangements. The Portfolio expenses used to prepare this table were provided to Farmers by the Portfolio(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2021. Current or future expenses may be greater or less than those shown.

Risk of Lapse

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

You also increase the risk that your Policy will Lapse if you take out a loan, take partial Surrenders or increase the Face Amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement ” section of this prospectus.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy Lapse may have adverse tax consequences.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial Surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial Surrenders and loans taken before you reach age 59 1/ 2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax advisor about such loans.

The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Limits on Partial Surrenders

The Policy permits you to take only one partial Surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial Surrender is not available.

A partial Surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A partial Surrender also may have tax consequences.

In addition, a partial Surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial Surrender will permanently reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial Surrender, the Face Amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rates charged against the loan and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax advisor about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

There are significant Surrender Charges under this Policy during the first nine Policy years and during the nine years after any elected increase in Face Amount. It is likely that you will receive no Cash Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Face Amount for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005. We are obligated to pay all amounts promised under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts (i.e., the Variable Account), and those obligations amounts are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial Surrenders, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been necessarily reviewed by the staff of the SEC. However, Fixed Account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the Variable Account. Farmers is obligated to pay all amounts promised to investors under the Policies. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer to our General Account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a fund, as available. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment advisor is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisors that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Government Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Information regarding each Portfolio, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A: Portfolios Available Under the Policy.”

Please read the attached prospectuses and/or summary prospectuses for the Portfolios to obtain more complete information regarding the Portfolios

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or subadvisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s advisor is an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus and/or summary prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We and/or Farmers Financial Solutions, LLC (“FFS”), may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisors, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•	Rule 12b-1 Fees. We and/or FFS, the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
American Funds	0.25%	Franklin Templeton	0.25%
DWS	0.25%	Janus	0.25%
BNY Mellon	0.25%	PIMCO	0.15%
Fidelity®	0.25%	Principal	0.25%

*	Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•	Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisors or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information - Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). The number of votes you have will be calculated separately for each Subaccount in which you have an investment.

We do not require a minimum number of votes received from Policy Owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our Portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy Owners who have a voting interest in the Portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy Owners, who choose to timely vote, may control the outcome of a vote.

Should federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy Owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy Owners, we will send a summary in the next annual report to impacted Policy Owners advising them of the actions and the reasons we took such action.

The Policy

Purchasing a Policy

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your Initial Premium is allocated to one or more Subaccounts of the Variable Account and/or to the Fixed Account.

Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your Initial Premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Face Amount (an amount that is used to determine the death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Face Amount for the preferred and premier Premium Classes is $150,000; $75,000 for standard/nicotine Premium Class Insureds age 21-50; and $50,000 for all others. The maximum Issue Age for Insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, gender and Premium Class of the Insured and the Face Amount. We currently require a minimum Initial Premium as shown on your Policy specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $500,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement (“TIA”) included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date insurance coverage under the Policy becomes effective;

•	The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives a signed request from the Proposed Policy Owner(s) to cancel or withdraw either the Application or the TIA.

Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements, we accept the original application, and we receive the Owner’s payment. On the Issue Date, we will allocate your premium(s) (after subtracting the premium expense charge and the Monthly Deductions for the first month) to the Fixed Account until the Reallocation Date.

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right to Examine Period)

You may cancel a Policy during the “Right to Examine Period” by returning it with a signed request for cancellation to our Home Office. In most states, the Right to Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right to Examine Period, we will treat the Policy as if we never issued it. We will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right to Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right to Examine Period by returning it with a signed request for cancellation to our Home Office.

During the 30-day Right to Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right to Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right to Examine Period has expired, we will impose a Surrender Charge on the transaction.

Other Policies

We may offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and privileges described in the Policy. The Insured is the Owner unless the application specifies a different person (another natural person or entity) as the Owner or a new Owner or co-Owner is named by the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the Death Benefit Amount Payable when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive, subject to any existing assignments of your Policy.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Amount Payable unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent Beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate once the Insured dies.
• You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Amount Payable will be paid as if the Beneficiary had died first.
• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Modifying the Policy
Assigning the Policy – Collateral Assignment	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive and record a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•	conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 121);

•	the date the Insured dies;

•	a grace period ends before We receive the sufficient Premium Payment or Loan Repayment or both as defined in the Grace Period section; or

•	the date you Surrender the Policy in full.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums once the Insured reaches Attained Age 100.

We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the Subaccounts and the Fixed Account based on your current allocation percentages for premium payments (Initial Premiums are assessed the premium expense charge and the remainder of the premium is allocated to the Fixed Account until the Reallocation Date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses. See “Charges and Deductions – Premium Deductions.”

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount and frequency of your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you pay your planned Premiums on schedule, your Policy will Lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Principal Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement –Lapse” sections.

Electronic Payments and Billing. If you authorize electronic payment of your Premiums from your bank account, the total amount of Premiums being debited, must be at least $25 per month. If you request to be billed for your planned Premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 121), or the date when either (1) the Insured dies, or (2) the Policy Lapses, or (3) we receive your signed request to Surrender the Policy in full.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or

b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

It is likely that you will be required to pay additional Premiums in order to keep your Policy in force until maturity.

For a full discussion of the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.

The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and Premium Class of the proposed Insured, and the Face Amount.

The minimum premium will change if:

•	you increase or decrease the Face Amount;

•	you change the death benefit option;

•	you change or add a rider;

•	you take a partial Surrender when you have elected the level death benefit option (Option B); or

•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from substandard to standard).

Your Policy can Lapse before maturity, depending on the amount of Premiums you pay, whether you take loans and partial Surrenders or increase the Face Amount of your Policy, if the investment results of the Subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial Surrender or increase the Face Amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

On the Issue Date, we will allocate your premium(s) received, minus the premium expense charge, minus the Monthly Deduction(s), to the Fixed Account unless your state requires that we immediately allocate your premium to the Subaccounts. We also allocate any Premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the Subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application. In the absence of allocation instructions, the Contract Value will remain in the Fixed Account pending such instructions.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Your Contract Values

Your Contract Value:	• varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial Surrenders and Policy loans);
• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account (the Loan Account Value), and the Fixed Account (the Fixed Account Value);
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium received, minus the premium expense charge, and minus the Monthly Deductions; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the number of units you had in any Subaccount at the end of the preceding Business Day; plus
• units purchased with additional Premiums since the preceding Business Day and allocated to the Subaccounts, net of the premium expense charge; plus
• units purchased via transfers from another Subaccount, the Fixed Account, or loan account, to the Subaccount since the preceding Business Day; minus
• units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
• units redeemed to pay partial Surrenders and partial Surrender fees assessed against the Subaccount since the preceding Business Day; minus
• units redeemed to pay for the pro-rata share of the Monthly Deductions on the Business Day on or after the Monthly Due Date.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial Surrender, by the unit value for that Subaccount at the end of the Business Day for that transaction.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the Initial Premium paid, less the premium expense charge, less the first Monthly Deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the Fixed Account.

The Fixed Account Value on any Business Day after the Issue Date equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus
• the portion of the premium(s), minus the premium expense charge, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus
• any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus
• the amount of any transfer from the Fixed Account to the Subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus
• the amount of any partial Surrenders and any applicable partial Surrender fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each partial Surrender since the preceding Business Day to the current Business Day; minus
• the amount equal to a pro-rata share of the Monthly Deduction on the Business Day on or after each Monthly Due Date, for the month beginning on that Monthly Due Date.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The Loan Account Value on any Business Day after the Issue Date equals:	• the Loan Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus
• the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis, if sufficient Funds are available for transfer. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, affecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, and before we allocate the net premium payment to the Subaccounts and/or the Fixed Account, we deduct a premium expense charge currently equal to 7% of the premium payment for Premiums paid in Policy years 1-10 and 3% of the premium payment for Premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day on or after each subsequent Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus

•	The cost of insurance charge for the Policy; plus

•	The monthly underwriting and sales expense charge, if any; plus

•	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Face Amount, the Contract Value, the Insured’s Issue Age, gender, and Premium Class, and the number of months since the Issue Date, among other factors) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to Risk of Insurance Amount, as defined below, divided by 1,000, then multiplied by the number produced from the following:

1.	the monthly cost of insurance rate per $1,000; times

2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus

3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.

The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix B (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page.

The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special Premium Class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy specifications page will show you the amount of this factor.

The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special Premium Class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special Premium Class.

The Risk Insurance Amount on the Monthly Due Date is:

1.	the adjusted death benefit; minus

2.	the adjusted Contract Value on that date.

The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value, respectively, would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial Surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the Insured’s age, gender, Premium Class of the Insured, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. For Sample rates, see “Appendix B: Guaranteed Maximum Cost of Insurance Rates.”

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into premier, preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks.

The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your Policy’s Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 2001 or 2017 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Face Amount less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases.

Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the Face Amount after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Face Amount. The charge is calculated by multiplying the rate for this charge by the amount of Face Amount issued or by the amount by which the Face Amount is increased above the Face Amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in Face Amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the Face Amount.

The amount of the monthly underwriting and sales expense charge is computed on the Issue Date, or on the Monthly Due Date for increases in Face Amount, as follows:

1.	Find the appropriate monthly underwriting and sales expense charge per $1,000 for the Insured’s Issue Age in Appendix C; then

2.	Multiply this charge per $1,000 by the original Face Amount; and then

3.	Divide the result by 1,000.

If you choose to increase the Face Amount after the Issue Date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Face Amount, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the three steps outlined above.

•	Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We may provide a discount on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers Insurance® auto policy, or is one of the named Insureds under a Farmers Insurance® home owner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details concerning the rate of MUSEC discount that may be applied to your Policy. The size of the qualifying policy does not affect the amount of the discount.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your Monthly Deduction will include the corresponding rider charges:

•	Accidental Death Benefit Rider

•	Children’s Term Insurance Rider

•	Waiver of Deduction Rider

•	Monthly Disability Benefit Rider (not available effective August 7, 2015)

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by

•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.

•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first nine Policy Years, or within nine years following any increase in Face Amount, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value, less any Surrender Charge, less any Monthly Deduction due and unpaid, and less any Outstanding Loan Amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a full Surrender. Under some circumstances the level of Surrender Charges might result in no Cash Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or

2.	investment performance is too low.

The Surrender Charge is equal to the sum of:

1.	the Surrender Charge for the Face Amount on the Issue Date; plus

2.	the Surrender Charge for each increase in Face Amount.

To calculate the Surrender Charge for the Face Amount on the Issue Date, (i) locate the appropriate Surrender Charge factor from a table in Appendix D of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000.

To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page, (i) locate the appropriate Surrender Charge factor from a table in Appendix D of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000.

For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see “Appendix D: Table of Surrender Charge Factors” of this prospectus for an exhaustive list of surrender charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, and number of full Policy years since the Issue Date.

An example of calculating the Surrender Charge follows:

This example is for a Policy issued to a male Insured, in the standard non-nicotine Premium Class. The Face Amount is $150,000 and the Issue Age is 32. The Surrender Charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the Surrender Charge factor (8.67) divided by 1,000).

Partial Surrender Processing Fee. Upon partial Surrender, we deduct a partial Surrender processing fee equal to the lesser of 2% of the amount of the partial Surrender or $25. The partial Surrender processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, or on different basis if you so request.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

•	We charge $25 for each additional transfer. We will not increase this charge.

•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.

•	We deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis, or on a different basis if you so request.

•	Transfers we effect on the Reallocation Date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.

Loan Charges

•	For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.

•	Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2021, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from __% to __% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information. [TO BE FILED BY AMENDMENT]

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus. See also “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing.”

Other Charges

•	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.

•	Certain riders attached to the Policy will have their own charges. See the “Fee Table” for more information.

Death Benefit

Death Benefit Amount Payable

As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate. We will pay the Death Benefit proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see the “Payment Options” section in the SAI.

Death benefit Amount Payable equals:	• the death benefit (described below) in effect as of the date of the Insured’s death; minus
• any Monthly Deductions due and unpaid at the date of the Insured’s death; minus
• any Outstanding Loan Amount you owe on the Policy loan(s); plus
• the amounts to be paid under the terms of any riders you added to the Policy.

If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of receipt of due proof of death and payment instructions at the Home Office. The Beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Additional Policy Provisions – Our Right to Contest the Policy; Suicide Exclusion; Misstatement of Age or Gender” sections in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Face Amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages 100 through 120, the death benefit equals the Contract Value.

You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:	•	your Policy’s Face Amount, plus your Contract Value on the date of the Insured’s death; or
	•	your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	•	your Policy’s Face Amount on the date of the Insured’s death; or
	•	your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option B, your death benefit generally equals the Face Amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Face Amount, and that there are no outstanding loans. Under Option A, a Policy with a Face Amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Face Amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no partial Surrenders or decreases in Face Amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 Face Amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Face Amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously). Surrender Charges may apply. You may not decrease the Face Amount below the minimum Face Amount shown on your Policy specifications page.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax advisor before changing the death benefit option.

After any reduction in Face Amount or change in death benefit option, the monthly underwriting and sales expense charge and the Surrender Charge for the Policy will continue to be based on the same Face Amount on which they were based immediately before the change and on any subsequent requested increase in Face Amount.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Partial Surrenders on the Death Benefit

If you have selected the variable death benefit (Option A), a partial Surrender will not affect the Face Amount. But if you have selected the level death benefit (Option B), a partial Surrender will reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). The reduction in Face Amount will be subject to the terms of the “Changing the Face Amount” section below.

Changing the Face Amount

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Face Amount. After the first Policy year, you may change the Face Amount subject to the conditions described below. You may change the Face Amount or the death benefit option once each Policy year, but you may not change both the Face Amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Face Amount could increase the death benefit. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the Face Amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Face Amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Face Amount may have other tax consequences. You should consult a qualified tax advisor before changing the Face Amount.

Increases

•	You may increase the Face Amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

○	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.

○	We conclude the Insured has an excessive amount of insurance coverage.

○	We conclude the Owner no longer has an insurable interest in the Insured.

You can increase the Face Amount at any time after the first Policy year and before the Insured’s Attained Age 81.

•	The minimum increase is $10,000.

•	An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in Face Amount. We assess this charge on the amount of the increase in Face Amount. See the “Charges and Deductions – Monthly Deduction – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional Surrender Charge will be imposed on full Surrenders occurring within 9 years of each increase in Face Amount.

•	Increasing the Face Amount will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Face Amount, but not below the minimum Face Amount shown on your Policy specifications page.

•	You must submit a signed, written request to decrease the Face Amount. Evidence of insurability is not required.

•	Any decrease will be effective on the Monthly Due Date following our approval of your request.

•	Any decrease will first be used to reduce:

○	the most recent increase; then

○	the next most recent increases in succession; and then

○	the Face Amount on the Issue Date.

•	A reduction in Face Amount will not reduce any monthly underwriting and sales expense charges or Surrender Charges on the Policy.

•	A decrease in Face Amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Face Amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

•	Decreasing the Face Amount will reduce your Policy’s minimum premium.

•	Decreasing the Face Amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the Face Amount is below $150,000 than if it is at least $150,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see “Payment Options” of the SAI.

Other Benefits Available Under the Policy

In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees, if any, associated with each benefit identified below may be found in the Fee Table.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accelerated Benefit Rider for Terminal Illness	Access up to 50% of the Death Benefit (subject to a $150,000 maximum) under the Policy if the Insured is diagnosed with a terminal illness as defined in the Policy.

•     The Policy’s expiration/maturity date must be more than 2 years from the request of the benefit under this rider.

•      Consent from irrevocable beneficiaries and permitted assignees, if any, needed.

•      No benefit if the Policy Owner is a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.

•      No benefit if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.

Automatic Increase Benefit Rider	Automatic annual increases in Face Amount.

•      Increases apply on each Policy Anniversary prior to the Insured’s Attained Age 55, or on the first two Policy Anniversaries if the Insured’s Issue Age is between 53 and 55 when the rider is issued.

•      The rider ends when the Insured attains age 55.

Optional Benefits
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accidental Death Benefit Rider	Payment of an additional death benefit if the Insured’s death was caused by accidental bodily injury.

•       Exclusions from Coverage – Death resulting from:

o     Suicide whether sane or insane;

o     War or any act attributable to war, declared or undeclared, whether the Insured is in the military service or not;

o      Bodily or mental infirmity, illness or disease of any kind;

o      Bacterial infection other than infection occurring as a result of accidental or external bodily injuries;

o      Committing or attempting to commit an assault or felony;

o      Voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas;

o      Participating in aviation, except as a passenger.

Children’s Term Insurance Rider	Term insurance on the Insured’s current and future legal dependent children.	• Insurance coverage for each insured child continues until the earlier: (1) the child’s 22nd birthday, or (2) the Insured reaches Attained Age 65.
Waiver of Deduction Rider	Waives Monthly Deductions due to the Insured’s qualifying total disability. This rider may help prevent the Policy from lapsing during a period of total disability by waiving Monthly Deductions.

•    Exclusions from coverage – disability resulting from:

o     Intentional self-inflicted injury;

o     War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country;

o     Participation in aviation, except as a passenger

Monthly Disability Benefit Rider	Payment of a Monthly Disability Benefit if the insured is totally Disabled.

•     Effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and could not be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected

•      Exclusions from Coverage – Disability resulting from:

o     Intentional self-inflicted injury;

o     War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or

o     Participation in aviation, except as a passenger.

Accelerated Benefit Rider for Terminal Illness

This rider provides for a payment to the Owner if the Insured is diagnosed by certain physicians as having a medical condition that with reasonable medical certainty will result in the Insured’s death within 12 months from the date of the physician’s statement, regardless of any medical treatment the Insured receives, or a condition that requires a human bone marrow or an entire human heart, kidney, lung, pancreas or liver (“Major Organ”) transplant to prevent the Insured’s death within the next 12 months (“Terminal Illness”). The benefit amount is a part of the Policy’s death benefit paid while the Insured is living. If the Insured dies before payment is made then no benefit amount is payable. The maximum portion of the death benefit available for acceleration is the lesser of: (1) $150,000; or (2) 50 percent of the death benefit available on the policy to which this rider is attached on the date the request for the benefit amount is received in our home office. If, however, at the time of request for the benefit amounts, the death benefit equals the surrender value, and the Insured’s death is anticipated within 24 months, any amount up to 100 percent of the death benefit is available for acceleration. Non-accelerated benefits provided by riders attached to the policy are not included in the determination of the benefit amount. The benefit amount is subject to the following adjustments and deductions:

1. We will pay the present value of the amount available for acceleration under the benefit amount. This calculation will be based on the applicable actuarial discount appropriate to the Policy. The maximum interest rate used for the discount is the greater of: a) the current yield on 90 day US Treasury Bills; or b) the current maximum statutory adjustable policy loan interest rate.

2. If, on the date we approve the request, there is an outstanding policy loan, the benefit amount will be reduced by the benefit amount before any adjustments and deductions, divided by the current death benefit provided by the Policy excluding any attached riders (“Benefit Percentage”) multiplied by the outstanding loan balance. This reduction repays a portion of the policy loan.

3. We will reduce the benefit amount by any monthly deductions that are due and unpaid at the time we approved the request for payment of the benefit amount. Otherwise, we will reduce the benefit amount by any premiums which are due and unpaid at the time we approve the request.

4. We may reduce the benefit amount by an administrative charge not to exceed $250.

Payment of the benefit amount is subject to the following conditions:

1. The expiration or maturity date of the Policy must be more than 2 years from the date the benefit amount is requested. The Policy must not be in force as extended term or reduced paid-up insurance.

2. The sum of benefit amounts on this and any other policies issued by us on the life of the Insured may not exceed $150,000. Only one benefit amount is allowed per Policy. These limitations will not apply to this Policy if the benefit is requested at a time when the death benefit proceeds that would be payable under the Policy in the event of the Insured’s death are the same as the proceeds that would be payable if the Policy was surrendered.

3. We must receive proof of eligibility that is acceptable to us and will only pay the benefit amount during the Insured’s Lifetime.

4. We must receive a consent form from all irrevocable beneficiaries and permitted assignees, if any. We also reserve the right to require a consent form from the Insured and the Policy Owner, their spouses, other beneficiaries, and any other person if, in our sole discretion, such person’s consent is necessary to protect our interests.

5. This benefit is not meant to cause involuntary access to proceeds. Therefore, this benefit is not available if the Policy Owner is: a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.

In addition to any other conditions, exclusions or limitations set forth in this rider, no benefit will be provided by this rider if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy Owner, who may accept or refuse the offer to accelerate the benefit.

Claim Provisions. Written proof of the Insured’s Terminal Illness, in form and content acceptable to us, must be received by us at our home office before we will pay the benefit amount. This proof will include properly completed claim forms, a Physician’s Statement, and medical information acceptable to us supporting the Diagnosis including documentation supported by clinical, radiological, histological and laboratory evidence. We may require additional medical information from the physician submitting the statement and from other Physicians, specialists, or institutions having knowledge of the Insured’s Terminal Illness. At our expense, we reserve the right to have a physician of our choosing examine the Insured prior to paying the benefit amount, and as often as we deem reasonably necessary to determine the validity of your claim. We reserve the right to rely on the physician we choose for claim purposes. The benefit amount will be paid to the Policy Owner. We may place benefits in an interest bearing account to which the Policy Owner will have full access, unless the Policy Owner directs otherwise.

After the benefit amount is paid, the Policy will remain in force subject to the following adjustments:

1. This rider will terminate.

2. The death benefit or principal sum, Policy value or cash value, accumulation account, excluding any riders other than the Critical Illness Accelerated Benefit Rider, if any, and any outstanding loans, as applicable, will be reduced by the Benefit Percentage. Amounts in any Subaccounts and the Fixed Account will be reduced by the same percentage.

3. Cost of insurance charges and other monthly charges, if any, and any required premiums will be adjusted appropriately to reflect the current coverage.

4. Any outstanding loan will be reduced by the amount of loan repayment as described in item 2 above.

5. The benefits for any Accidental Death Benefit Rider and/or Children’s Term Insurance Rider will not be affected, provided these riders remain in effect according to the terms and conditions of any such riders.

We will send the Policy Owner, any irrevocable beneficiary and any permitted assignee, a statement showing the effect of the payment of the benefit amount on the Policy.

Termination of the Rider. This rider ends on the earlier of the following:

1. When we receive the Policy Owner’s written request to cancel this rider;

2. When the policy to which this rider is attached ends for any reason;

3. When the policy is in force as reduced paid-up or extended term insurance;

4. When we pay the benefit amount provided by this rider; or

5. When the Insured dies.

Impact on Policy Terms. This rider does not increase or decrease any Guaranteed Values of the Policy.

Example

John Doe is 49 years old, lives in Texas, and meets the medical condition requirements for the Accelerated Benefit Rider for Terminal Illness. His increasing death benefit option policy has a face amount of $325,000, and a current account value of $123,000 on the date the request for accelerated benefit is received. He has a $50,000 loan balance on the policy, and no other policies with Farmers.

The maximum death benefit available for acceleration is $150,000.

The interest rate used for the actuarial discount of the benefit is 2.96%.

The benefit amount will be reduced by $18,844.22 due to the policy loan balance.

For this example, there are no monthly deduction that are due and unpaid, and no premiums which are due and unpaid.

The benefit will be reduced by an additional $150, because John Doe lives in Texas.

The final benefit amount received will be $126,693.42

Accidental Death Benefit Rider

This rider provides for a payment to the Beneficiary upon receipt of due proof that the Insured’s death was caused by accidental bodily injury subject to the terms below. The Accidental Death Benefit amount varies by face amount, but is not less than $10,000.00.

Death must occur: 1) as a direct result of accidental bodily injury and independently of all other causes; and 2) within 90 days of such injury; and 3) before the Insured reaches Attained Age 70; and 4) while the Policy and rider are in force.

We will not pay this benefit if the death results from: 1) suicide whether sane or insane; 2) war or any act attributable to war, declared or undeclared, whether the Insured is in the military service or not; 3) bodily or mental infirmity, illness or disease of any kind; 4) bacterial infection other than infection occurring as a result of accidental or external bodily injuries; 5) committing or attempting to commit an assault or felony; 6) the voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas; 7) participating in aviation, except as a passenger.

Charge for this Rider. The charge for this rider will be added to the monthly deduction for the policy. The monthly charge is the sum of: 1) the Risk Rate at the Insured’s Attained Age times the number of thousands of Accidental Death Benefit amount shown on the Policy Specifications page; plus 2) the extra monthly charge for a special premium class for this rider, if any.

If the Policy provides for Waiver of Deduction, the monthly charge for this rider will be waived if the monthly deduction for the Policy is waived.

Guaranteed Maximum Monthly Risk Rates are shown in the following table.

GUARANTEED MAXIMUM RISK RATES PER $1,000 ATTAINED AGE

AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE
1	0.104	15	0.104	29	0.083	43	0.104	57	0.125
2	0.104	16	0.125	30	0.083	44	0.104	58	0.125
3	0.083	17	0.146	31	0.083	45	0.104	59	0.125
4	0.083	18	0.146	32	0.083	46	0.104	60	0.125
5	0.083	19	0.146	33	0.083	47	0.104	61	0.146
6	0.083	20	0.146	34	0.083	48	0.104	62	0.146
7	0.083	21	0.146	35	0.083	49	0.104	63	0.146
8	0.083	22	0.125	36	0.083	50	0.104	64	0.167
9	0.083	23	0.125	37	0.083	51	0.104	65	0.167
10	0.083	24	0.104	38	0.083	52	0.104	66	0.167
11	0.083	25	0.104	39	0.083	53	0.104	67	0.188
12	0.083	26	0.104	40	0.083	54	0.104	68	0.188
13	0.083	27	0.104	41	0.083	55	0.125	69	0.188
14	0.083	28	0.083	42	0.083	56	0.125

Termination of Rider. This rider will end when: 1) the Insured Attains Age 70; or 2) the policy ends; or 3) the Owner’s signed request for termination is received.

Impact on Policy Terms. This rider does not increase or decrease the guaranteed values of the Policy.

Example.

Jane Smith is 57 when her base policy is issued. She elects an additional $100,000 of Accidental Death Benefit coverage.

Under the guaranteed maximum charges, she will pay the following schedule of charges, each month.

Attained Age	Risk Rate	Guar Max Monthly Charges for $100,000 Coverage
57	0.125	$12.50
58	0.125	$12.50
59	0.125	$12.50
60	0.125	$12.50
61	0.146	$14.60
62	0.146	$14.60
63	0.146	$14.60
64	0.167	$16.70
65	0.167	$16.70
66	0.167	$16.70
67	0.188	$18.80
68	0.188	$18.80
69	0.188	$18.80

For example, when Jane has an attained age of 61, she will pay $14.60 each month, 175.20 for the year, for her accidental death coverage. If Jane dies prior to attained age 70, under applicable causes, the beneficiary will receive an additional $100,000 of death benefit. If Jane lives to attained age 70 or dies of other causes not covered by the rider, the beneficiary will only receive the base coverage death benefit.

Automatic Increase Benefit Rider

This rider provides for an automatic increase in the Face Amount of the policy on each Policy anniversary subject to the terms below. We will not require evidence of insurability.

On each Policy anniversary prior to the Insured’s Attained Age 55, or on the first two Policy anniversaries if the Insured’s Issue Age is between 53 and 55 when the rider is issued: 1) the Face Amount will be increased by the lesser of: (a) 3% of the Face Amount on the policy’s Issue Date or (b) $10,000; and 2) the planned premium payment will be increased by 3%.

Any increase in planned premium may not be sufficient to keep your policy in force and you may be required to make additional premium payments.

The increases described above will continue automatically unless: 1) the Monthly Deductions for the policy are being waived under the terms of any riders attached to the policy. Automatic increases will resume when the Monthly Deductions for the policy are no longer being waived under the terms of any rider; or 2) this rider ends as described in the Termination of Rider section.

There are no risk charges for this rider. However, all charges described in the policy apply to each increase in Face Amount.

Termination of Rider. This rider will end when:

1. the Insured Attains Age 55, or immediately following the second Policy anniversary after the rider is issued if the Insured’s Issue Age is between 53 and 55 when the rider is issued;

2. the total of all increases equals the Face Amount of the policy on the policy’s Issue Date;

3. you refuse an increase in Face Amount. We must receive your signed notice of refusal 30 days before the Policy anniversary on which the automatic increase would take place;

4. you request a decrease in Face Amount;

5. the policy ends; or

6. we receive your signed request for termination of this rider.

Example.

Joyce Ward purchased a $125,000 policy on September 9th, 2020 when she was 51. Each policy anniversary prior to attained age 55, Joyce’s policy will increase by 3% of the face amount on the policy’s issue date, $3750. See the table below for a face amount schedule.

Attained Age	Date	Total Face Amount
51	9/20/2020	125,000
52	9/20/2021	128,750
53	9/20/2022	132,500
54	9/20/2023	136,250
55	9/20/2024	136,250
56	9/20/2025	136,250

Children’s Term Insurance Rider

This rider provides for a payment to the Beneficiary of the rider a Children’s Term Rider amount which will be shown on the Policy Specifications page upon our receipt of due proof of the death of an Insured Child, provided 1) this rider is in force on the date of death; and 2) death occurred prior to the Insured Child’s 22nd birthday.

Each of the children described below is an Insured Child from age 15 days until the earliest of either the child’s 22nd birthday or the Insured’s Attained Age 65.

1. A child of the Insured who is listed in the application and is not yet 20 years of age on the effective date of this rider.

2. A future child born to the Insured.

3. A child legally adopted by the Insured before the child is age 20 and before the Insured Attains Age 63.

Upon receipt of due proof of the Insured’s death while this rider is in force, we will provide you paid-up term insurance to age 22 on each Insured Child. This paid-up term insurance may be surrendered at any time prior to the Insured Child’s 22nd birthday. The surrender value will be the net single premium necessary to continue the Insured Child’s insurance to age 22. The basis for the net single premium is: 1) an interest rate that does not exceed the maximum rate allowed by the laws of the state in which this rider is issued; 2) Commissioners 2017 Standard Ordinary Mortality Table; 3) age last birthday; and 4) the assumption that the Insured Child’s death occurs at the end of the policy year.

The Insured is the Beneficiary under this rider, unless you designate otherwise, subject to the terms of the Change of Beneficiary section of the policy, while the Insured is living. At the time of the Beneficiary’s death, if you are living, you will become the Beneficiary; if you are not living, the surviving Insured Children will share and share alike.

While the policy and this rider are in force, the insurance on each Insured Child may be converted to any permanent life insurance product we make available for conversion at that time. Conversion is subject to certain terms set forth in the rider.

Upon receipt of due proof that the death of an Insured Child, eligible to be insured under a new policy, occurred during the 31 days following the expiration of that Insured Child’s insurance under this rider, and before any new policy had become effective, We will pay to the Beneficiary of this rider, the amount which would have been paid if such Insured Child’s term insurance had not expired.

Risk Charge. The Risk Charge for this rider is part of the Monthly Deduction for the policy. The Guaranteed Maximum Monthly Risk Charge for this rider is $0.87 per thousand of the Children’s Term Rider amount. If the Monthly Deduction for the policy is being waived under the provision of any rider attached to the policy, the Risk Charge for this rider will also be waived.

Termination of Rider. This rider will end when:

1. the Insured dies or Attains Age 65;

2. the youngest Insured Child covered by this rider reaches age 22;

3. all Insured Children have exercised their conversion privilege;

4. the policy ends; or

5. we receive your signed request for termination of this rider.

Example.

Aaron Johnson is 40 years old when he purchases his policy with an additional $5000 of coverage under the Children’s Term Insurance Rider for his son, Mark, who is 5 years old. When Aaron is 45 years old, he has a second child, Mary, who is eligible for an additional $5000 of coverage under the Children’s Term Insurance Rider for her when she is 15 days old. The following table outlines the guaranteed maximum monthly risk charge Aaron will pay for $5000 of coverage on each child. Mark will be covered from age 5 until age 22, and Mary will be covered from 15 days old until Aaron attains age 65.

Insured's Attained Age	Child 1's Attained Age	Child 2's Attained Age	Guar Max Monthly Risk Charge
40	5	na	$4.35
41	6	na	$4.35
⁞	⁞	na	⁞
45	10	0	$4.35
46	11	1	$4.35
⁞	⁞	⁞	⁞
56	21	11	$4.35
57	22	12	$4.35
⁞	⁞	⁞	⁞
64	29	19	$4.35
65	30	20	$-

Waiver of Deduction Rider

This rider provides for the waiver of the Monthly Deductions due during the Insured’s continued disability, as defined below.

While the Policy and this rider are in force, Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot.

We will not waive Monthly Deductions until the claim for benefits under this rider is approved. If the claim is approved, we will credit the Contract Value with all Monthly Deductions that were deducted from the Contract Value since the start of the Disability. However, we will not waive Monthly Deductions retroactively for any Monthly Due Date that was more than 12 months before receipt of Written Notice of Disability. During the period in which we are waiving Monthly Deductions under this rider, we will not accept or approve any request for: 1) an increase in Face Amount; or 2) a change in death benefit option.

We will not waive Monthly Deductions if Disability results from: 1) intentional self-inflicted injury; 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or 3) participation in aviation, except as a passenger.

Termination of Disability. You must give proof of the Insured’s continuing Disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, benefits under this rider will end and we will notify you of the Monthly Deduction then due.

Risk Charge. The Risk Charge for this rider is part of the Monthly Deduction for the policy. The Risk Charge is: 1) the Monthly Waiver of Deduction Risk Rate, times 2) the Monthly Waiver of Deduction Table Rating Factor, if any, as shown on the Policy Specifications page; with the result then multiplied by 3) the Monthly Deduction for the policy, excluding the Risk Charge for this rider. The Monthly Waiver of Deduction Risk Rate is based on the Insured’s Attained Age. The Guaranteed Maximum Monthly Waiver of Deduction Risk Rates are shown in the following table. We may use Monthly Waiver of Deduction Risk Rates that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM MONTHLY
WAIVER OF DEDUCTION RISK RATES
Attained Age	Rate	Attained Age	Rate
30 and below	.06	51-55.15
31-40.07		56-59.20
41-45.08		60 and above	.00
46-50.10

Termination of Rider. This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) the Insured’s Disability terminates, if the Insured is Disabled upon reaching Attained Age 60; 3) the policy ends; or 4) we receive your signed request for termination of this rider.

Impact on Policy Terms. Any proceeds paid under the policy will not be reduced by any Monthly Deductions waived under this rider.

Monthly Disability Benefit Rider

This rider provides for the addition of a monthly benefit to the Fixed Account Value of the policy on each Monthly Due Date during the Insured’s continued disability as defined below, but not beyond the Insured’s Attained Age 65. The monthly benefit varies by the characteristics of the Insured, but is not less than [___] per month.

Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot. We must receive Written Notice of Disability at our Home Office during the Insured’s continuing disability and while the Insured is alive, unless it can be shown that notice was given as soon as reasonably possible.

We will not pay any monthly benefit until the claim for benefits under this rider is approved. If the claim is approved, we will add the monthly benefit to the Fixed Account Value beginning on the first Monthly Due Date after the start of the Insured’s disability. However, we will not add monthly benefits retroactively for any Monthly Due Date that was more than 12 months before receipt of Written Notice of Disability.

We will not pay Monthly Benefits if the Disability results from: 1) intentional self-inflicted injury; 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or 3) participation in aviation, except as a passenger. You must give proof of the Insured’s continuing disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, the benefit will end.

Risk Charge. The Risk Charge for the rider is part of the Monthly Deduction for the policy. The Risk Charge is 1) the Monthly Risk Rate for Monthly Disability Benefit; times 2) the Monthly Disability Benefit Rider Table Rating Factor, if any, as shown on the Policy Specifications page; with the result then multiplied by 3) the Monthly Disability Benefit Rider amount shown on the Policy Specifications page. The Monthly Risk Rate for Monthly Disability Benefit is based on the Insured’s Attained Age. The Guaranteed Maximum Risk Rates for Monthly Disability Benefit are shown in the following table. We may use Monthly Risk Rates for Monthly Disability Benefit that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM MONTHLY RISK RATES
FOR MONTHLY DISABILITY BENEFIT
Attained		Attained
Age	Rate	Age	Rate
21-30.06		46-50.10
31-40.07		51-55.15
41-45.08		56 and above	.20

Termination of Rider. This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) You are receiving benefits under this rider and the Insured dies or Attains Age 65 or the Insured’s Disability Terminates; 3) the policy ends; or 4) We receive Your signed request for termination of this rider.

Impact on Policy Terms. Any proceeds paid under the policy will not be reduced by any Monthly Benefits paid by this rider. This rider does not increase or decrease any guaranteed values of the Policy.

Full and Partial Surrenders

Full Surrender

You may make a written request to fully Surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully Surrender your Policy while it is in force.

The Cash Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any Monthly Deductions due and unpaid as of such date; minus
•	any Outstanding Loan Amount (including interest you owe) as of such date.

Full Surrender Conditions:	•	You must make your Surrender request in writing.
	•	Your written Surrender request must contain your signature.
	•	Send your written request to the Service Center.
	•	The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.
	•	You will incur a Surrender Charge if you Surrender the Policy during the first nine Policy years or within nine years after any increase in the Face Amount. See the “Charges and Deductions” section.
	•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
	•	We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE, unless you specify a later Business Day in your request.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders

After the first Policy year, you may request a partial Surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial Surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:	•	You must make your partial Surrender request in writing.
	•	Your written partial Surrender request must contain your signature.
	•	Send your written request to the Service Center.
	•	You may make only one partial Surrender each calendar quarter.
	•	You partial Surrender request must be at least $500.
	•	You cannot withdraw more than 75% of the Cash Surrender Value without Surrendering the Policy.
	•	You can specify the Subaccount(s) and Fixed Account from which to make the partial Surrender, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.
	•	We will price complete partial Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial Surrender request after the close of regular trading on the NYSE, we will price your partial Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.
	•	We will reduce your Contract Value by the amount of the partial Surrender you requested plus any processing fee.
	•	We generally will pay a partial Surrender request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Surrenders. Whenever you take a partial Surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Subaccounts and the Fixed Account equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a partial Surrender, we will reduce the Face Amount by the amount of the partial Surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial Surrender to reduce the Face Amount below the minimum Face Amount set forth in your Policy specifications page.

Income taxes, tax penalties and certain restrictions may apply to any full Surrender or partial Surrenders you make.

When We Will Make Payments

We usually pay the amounts of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Policy Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a full Surrender, a partial Surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial Surrenders, a full Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from and among the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.

•	For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis.

Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•	We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•	dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

º	impeding a Portfolio manager’s ability to sustain an investment objective;
º	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
º	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial Surrenders or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication :

•	transfers in excess of $1,000,000 per Policy, per day

We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90-day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be submitted through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

To the extent we are unable to effectively impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Such policies and procedures may include a redemption fee of up to 2% on Subaccount assets that are redeemed out of a Portfolio in connection with a partial Surrender or Transfer. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short- term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your Monthly Due Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Fixed Account Value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:	•	You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, minus loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.
	•	To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account, which is a part of our General Account. If your loan request does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).
	•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.
	•	We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section. We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
	•	You may repay all or part of your Outstanding Loan Amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as Premiums.
	•	Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Subaccounts according to your current premium allocation instructions.
	•	We deduct any Outstanding Loan Amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the Insured’s death.
	•	Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement .”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Outstanding Loan Amount (including any interest you owe on the loans) from the proceeds payable upon the death of the Insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your Outstanding Loan Amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Outstanding Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial Surrender at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax advisor before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

**	These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

It is possible that we may require you to pay an additional premium (over and above the premium specified in the Lapse notice) if the investment performance of your Policy is unfavorable during the grace period.

In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:

Condition One: After deducting the Monthly Deduction due on the first two Monthly Due Dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum Premiums are added to the cumulative minimum Premiums following the first date of the grace period.

Reinstatement

We will consider reinstating a Lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

1.	Provide evidence of insurability sufficient to demonstrate that there has been no material change in the health of the Insured since the Issue Date and that there has been no material change in the health of any natural persons covered under any riders attached to this policy since that rider’s Issue Date;
2.	Pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement: a) You must pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement; and (b) You must pay sufficient premium payments so the policy would pass the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

We will not reinstate any indebtedness unless required by state law.

We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in the Reinstatement Suspense Account without interest. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Cash Surrender Value or that had an Outstanding Loan Amount on the date of Lapse.

Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial Surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts (“MEC”). Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon Surrender and partial Surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor]. Revenue Procedure 2018-20 modifies and supersedes Revenue Procedure 2010-28 to the extent life insurance contracts have mortality guarantees based on the 2017 CSO Table.

You should consult a tax advisor if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange for a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”) for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 99% of Premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

Appendix A: Portfolios Available Under the Policy

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.farmers.com/life-insurance/prospectus-and-annual-reports/. You can also request this information at no cost by calling 1-877-376-8008.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. [TO BE FILED BY AMENDMENT]

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Asset Allocation Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.00%	0.00%	0.00%	0.00%
Seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.	American Funds Capital Income Builder® Fund (Class 2 Shares)* Investment Adviser: Capital Research and Management CompanySM
Seeks to provide growth of capital.	American Funds Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM
Seeks to provide a long-term growth of capital.	American Funds Global Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM
Seeks to provide long-term growth of capital while providing current income.	American Funds Capital World Growth and Income Fund (Class 2 Shares)* Investment Adviser: Capital Research and Management CompanySM
Seeks to achieve long-term growth of capital and income.	American Funds Growth-Income Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM
Seeks to provide long-term growth of capital.	American Funds International Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Shares) Investment Adviser: DWS Investment Management Americas, Inc.
Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: Newton Investment Management North America, LLC
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: FMR Subadviser: Geode
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2005 Portfolio (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares) Investment Adviser: FMR
Seeks high total return with a secondary objective of principal preservation.	Fidelity® VIP Freedom Income Portfolio (Service Class 2 Shares) Investment Adviser: FMR
Seeks high current income and, as a secondary objective, capital appreciation.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR
Seeks high total return.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR
Seeks high total return.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR
Seeks high total return.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares) Investment Adviser: Franklin Mutual Advisors, LLC
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)* Investment Adviser: Franklin Advisors, Inc.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Class Shares) Investment Adviser: Janus Capital Management LLC
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Capital Management LLC
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)
Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC

*This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

Appendix B: Guaranteed Maximum Cost of Insurance Rates

This Table applies for Prior Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.06001	N/A	0.03500	51	0.31471	0.61121	0.27458	0.53155
1	N/A	0.03834	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108
2	N/A	0.02750	N/A	0.01916	53	0.38498	0.74807	0.33812	0.65569
3	N/A	0.02000	N/A	0.01666	54	0.43269	0.83717	0.37242	0.72454
4	N/A	0.01750	N/A	0.01583	55	0.48629	0.93226	0.41176	0.79765
5	N/A	0.01750	N/A	0.01500	56	0.54161	1.03082	0.45446	0.87587
6	N/A	0.01833	N/A	0.01583	57	0.59527	1.12189	0.49970	0.95500
7	N/A	0.01833	N/A	0.01750	58	0.64897	1.20883	0.54664	1.03756
8	N/A	0.01833	N/A	0.01750	59	0.71194	1.31107	0.59443	1.12611
9	N/A	0.01916	N/A	0.01750	60	0.78840	1.43713	0.64478	1.21812
10	N/A	0.02000	N/A	0.01833	61	0.88176	1.59135	0.70019	1.31784
11	N/A	0.02333	N/A	0.02083	62	0.99037	1.76877	0.75899	1.42359
12	N/A	0.02833	N/A	0.02250	63	1.10924	1.95930	0.82119	1.53200
13	N/A	0.03333	N/A	0.02583	64	1.23333	2.15024	0.88933	1.64904
14	N/A	0.04334	N/A	0.02833	65	1.36266	2.33731	0.96510	1.77557
15	N/A	0.05501	N/A	0.03000	66	1.49387	2.51876	1.04768	1.91334
16	N/A	0.06502	N/A	0.03250	67	1.63122	2.70230	1.13961	2.06666
17	N/A	0.07419	N/A	0.03417	68	1.77642	2.89051	1.24177	2.23476
18	N/A	0.07920	N/A	0.03667	69	1.93972	3.09808	1.35336	2.42029
19	N/A	0.08170	N/A	0.03834	70	2.13062	3.33638	1.47947	2.63021
20	N/A	0.08337	N/A	0.03917	71	2.36296	3.62993	1.62358	2.86556
21	0.07920	0.11340	0.03917	0.05251	72	2.63536	3.97231	1.78151	3.12222
22	0.07920	0.11924	0.04000	0.05501	73	2.92321	4.31861	1.95420	3.40297
23	0.08003	0.12508	0.04000	0.05751	74	3.23355	4.69520	2.14598	3.69761
24	0.08086	0.13176	0.04167	0.06085	75	3.57270	5.11567	2.35698	4.00801
25	0.08337	0.13927	0.04250	0.06585	76	3.95664	5.58418	2.58905	4.34483
26	0.08670	0.14678	0.04584	0.07002	77	4.40517	6.12911	2.84664	4.70924
27	0.08837	0.15095	0.04751	0.07419	78	4.92894	6.75812	3.12826	5.10421
28	0.08670	0.15179	0.05001	0.07920	79	5.51951	7.45576	3.43845	5.53102
29	0.08587	0.15095	0.05251	0.08420	80	6.18263	8.22452	3.82529	6.06583
30	0.08503	0.15012	0.05501	0.08921	81	6.90909	9.04868	4.30288	6.72401
31	0.08420	0.15095	0.05835	0.09588	82	7.68497	9.90463	4.81112	7.40691
32	0.08503	0.15346	0.06168	0.10255	83	8.53991	10.82608	5.34786	8.10961
33	0.08754	0.15847	0.06585	0.11090	84	9.50017	11.87958	5.95007	8.84722
34	0.08921	0.16431	0.07086	0.12174	85	10.58031	13.08901	6.56439	9.53442
35	0.09338	0.17099	0.07669	0.13259	86	11.78364	14.41951	7.29574	10.33521
36	0.09755	0.18101	0.08253	0.14344	87	13.10250	15.85547	8.20718	11.33853
37	0.10339	0.19270	0.08754	0.15262	88	14.52614	17.37749	9.17863	12.35414
38	0.11090	0.20690	0.09171	0.16181	89	16.04444	18.97012	10.15602	13.29346

B-1

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
39	0.11757	0.22277	0.09671	0.17182	90	17.58287	20.53619	10.88246	13.83189
40	0.12675	0.24198	0.10255	0.18268	91	19.12353	22.05253	11.58260	14.27591
41	0.13760	0.26538	0.10923	0.19520	92	20.76683	23.63636	12.75537	15.24260
42	0.15095	0.29297	0.11674	0.21107	93	22.53307	25.30420	14.36966	16.62877
43	0.16681	0.32558	0.12592	0.22862	94	24.43244	27.11897	16.42157	18.59746
44	0.18435	0.36238	0.13676	0.24950	95	26.35437	28.98442	18.70919	20.97702
45	0.20356	0.39920	0.14928	0.27374	96	28.27211	30.79253	21.02122	23.30415
46	0.22277	0.43604	0.16431	0.30216	97	30.36217	32.73942	22.55449	24.71403
47	0.23864	0.46703	0.18184	0.33729	98	32.64693	34.84234	23.39817	25.28542
48	0.25118	0.49048	0.20105	0.37912	99	35.15185	37.11809	25.17504	26.84313
49	0.26705	0.52065	0.22277	0.42599	100+	0	0	0	0
50	0.28795	0.56005	0.24700	0.47624

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

B-2

This Table applies for Updated Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.02000	N/A	0.02167	51	0.21024	0.43688	0.13343	0.33980
1	N/A	0.01250	N/A	0.01167	52	0.23029	0.47457	0.14845	0.37327
2	N/A	0.01083	N/A	0.00750	53	0.25118	0.51563	0.16682	0.41176
3	N/A	0.01000	N/A	0.00667	54	0.27291	0.56257	0.18686	0.45363
4	N/A	0.00917	N/A	0.00667	55	0.29381	0.61625	0.20607	0.50054
5	N/A	0.00833	N/A	0.00750	56	0.31304	0.67668	0.22528	0.55419
6	N/A	0.00833	N/A	0.00750	57	0.33311	0.74555	0.24366	0.61457
7	N/A	0.00750	N/A	0.00667	58	0.35486	0.82372	0.26372	0.68172
8	N/A	0.00750	N/A	0.00667	59	0.38163	0.91374	0.28461	0.75563
9	N/A	0.00750	N/A	0.00667	60	0.41511	1.01650	0.30886	0.83886
10	N/A	0.00833	N/A	0.00750	61	0.45949	1.13455	0.33813	0.93142
11	N/A	0.00917	N/A	0.00750	62	0.51060	1.26713	0.37076	1.03251
12	N/A	0.01167	N/A	0.00667	63	0.56928	1.41259	0.40842	1.14384
13	N/A	0.01667	N/A	0.00750	64	0.63303	1.57355	0.44861	1.26459
14	N/A	0.02417	N/A	0.01250	65	0.70187	1.74923	0.49300	1.39566
15	N/A	0.03501	N/A	0.01917	66	0.77496	1.93547	0.54077	1.53625
16	N/A	0.04918	N/A	0.02500	67	0.85568	2.13062	0.59192	1.68639
17	N/A	0.06502	N/A	0.02750	68	0.94574	2.34073	0.64898	1.84358
18	N/A	0.06669	N/A	0.02750	69	1.05021	2.57190	0.71531	2.01297
19	N/A	0.07003	N/A	0.02750	70	1.17422	2.83375	0.79261	2.20146
20	0.07086	0.07253	0.02667	0.02667	71	1.32123	3.13172	0.88429	2.39719
21	0.07086	0.07503	0.02667	0.02667	72	1.49473	3.46183	0.99206	2.60020
22	0.06919	0.07753	0.02667	0.02750	73	1.69488	3.81834	1.11768	2.82172
23	0.06836	0.08004	0.02667	0.03000	74	1.92185	4.18936	1.26375	3.06618
24	0.06836	0.08337	0.02667	0.03334	75	2.17244	4.56366	1.43206	3.33724
25	0.06586	0.08421	0.02667	0.03334	76	2.44854	4.93423	1.62528	3.63948
26	0.05668	0.08421	0.02667	0.03417	77	2.75469	5.30456	1.85038	3.97493
27	0.05168	0.08337	0.02834	0.03417	78	3.09981	5.68439	2.11698	4.34659
28	0.05001	0.08170	0.03084	0.03584	79	3.49733	6.08900	2.43912	4.80146
29	0.04668	0.08170	0.03251	0.03834	80	3.96100	6.53125	2.82086	5.37704
30	0.04501	0.08337	0.03417	0.04084	81	4.49358	7.00358	3.23010	6.05158
31	0.04835	0.08754	0.03584	0.04418	82	5.10686	7.60972	3.65596	6.81830
32	0.05168	0.09422	0.04001	0.04751	83	5.82291	8.40539	4.14748	7.64507
33	0.05668	0.10089	0.04668	0.05668	84	6.66210	9.31617	4.82958	8.44838
34	0.06586	0.10840	0.05418	0.06836	85	7.64417	10.36138	5.61965	9.42708
35	0.07670	0.11758	0.06169	0.07920	86	8.78935	11.54945	6.41042	10.58781
36	0.08838	0.12842	0.07003	0.09338	87	10.11221	12.88214	7.32646	11.73999
37	0.10006	0.14094	0.07670	0.10840	88	11.59966	14.33254	8.38254	12.99755
38	0.10923	0.15597	0.08254	0.12258	89	13.22687	15.86442	9.56128	14.34231
39	0.11591	0.17684	0.08504	0.13343	90	14.96281	17.44422	10.85333	15.74030

B-3

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
40	0.12175	0.19855	0.08587	0.14345	91	16.75815	19.02260	12.26342	17.18368
41	0.12926	0.22110	0.08671	0.15179	92	18.58107	20.57599	13.81441	18.68869
42	0.13760	0.24199	0.08671	0.16098	93	20.38033	22.06638	15.46390	20.18093
43	0.14595	0.26037	0.08671	0.17016	94	22.06638	23.41872	17.20990	21.64133
44	0.15096	0.27375	0.08754	0.17934	95	23.86216	24.88209	19.26070	23.31064
45	0.15597	0.28879	0.08921	0.19354	96	25.99959	26.72182	21.71026	25.27107
46	0.16181	0.30719	0.09255	0.21191	97	28.35327	28.80495	24.46746	27.35722
47	0.16765	0.32726	0.09755	0.23280	98	30.94902	31.17660	27.54398	29.53318
48	0.17517	0.34984	0.10339	0.25536	99	33.75115	33.81926	30.92665	31.74040
49	0.18352	0.37494	0.11090	0.28043	100+	0	0	0	0
50	0.19437	0.40423	0.12091	0.30802

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

B-4

Appendix C: Monthly Underwriting and Sales Expense Charges

This Table applies for Prior Policies and Updated Policies in all states other than California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287
1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298
2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310
3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321
4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332
5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352
6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371
7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391
8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411
9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430
10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461
11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.492	0.492
12	N/A	0.103	N/A	0.097	53	0.673	0.798	0.523	0.523
13	N/A	0.108	N/A	0.101	54	0.714	0.843	0.553	0.553
14	N/A	0.113	N/A	0.106	55	0.755	0.889	0.584	0.584
15	N/A	0.118	N/A	0.110	56	0.816	0.952	0.638	0.638
16	N/A	0.126	N/A	0.116	57	0.877	1.015	0.693	0.693
17	N/A	0.134	N/A	0.122	58	0.938	1.077	0.747	0.747
18	N/A	0.142	N/A	0.128	59	0.999	1.140	0.801	0.801
19	N/A	0.150	N/A	0.134	60	1.060	1.203	0.855	0.855
20	N/A	0.158	N/A	0.140	61	1.108	1.222	0.903	0.903
21	0.159	0.173	0.140	0.142	62	1.156	1.242	0.950	0.950
22	0.161	0.188	0.140	0.145	63	1.204	1.261	0.998	0.998
23	0.162	0.203	0.140	0.147	64	1.251	1.280	1.045	1.045
24	0.163	0.218	0.140	0.150	65	1.299	1.299	1.093	1.093
25	0.164	0.233	0.140	0.152	66	1.351	1.351	1.144	1.144
26	0.173	0.242	0.146	0.159	67	1.402	1.402	1.195	1.195
27	0.183	0.250	0.151	0.166	68	1.454	1.454	1.246	1.246
28	0.193	0.259	0.158	0.173	69	1.505	1.505	1.297	1.297
29	0.202	0.268	0.163	0.180	70	1.557	1.557	1.348	1.348
30	0.212	0.276	0.169	0.186	71	1.645	1.645	1.431	1.431
31	0.221	0.285	0.177	0.194	72	1.733	1.733	1.515	1.515
32	0.231	0.293	0.185	0.202	73	1.821	1.821	1.598	1.598
33	0.240	0.302	0.193	0.210	74	1.909	1.909	1.682	1.682
34	0.249	0.310	0.200	0.218	75	1.997	1.997	1.765	1.765
35	0.258	0.319	0.208	0.225	76	2.039	2.039	1.802	1.802
36	0.274	0.334	0.221	0.235	77	2.081	2.081	1.839	1.839
37	0.290	0.349	0.233	0.246	78	2.123	2.123	1.876	1.876
38	0.306	0.364	0.245	0.256	79	2.164	2.164	1.913	1.913
39	0.321	0.379	0.257	0.266	80	2.206	2.206	1.950	1.950
40	0.337	0.394	0.270	0.276

*	Attained ages 0-20 are juvenile issues

C-1

This Table applies for Updated Policies issued only in the state of California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287
1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298
2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310
3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321
4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332
5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352
6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371
7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391
8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411
9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430
10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461
11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.491	0.492
12	N/A	0.103	N/A	0.097	53	0.673	0.794	0.522	0.523
13	N/A	0.108	N/A	0.101	54	0.714	0.801	0.553	0.553
14	N/A	0.113	N/A	0.106	55	0.722	0.810	0.584	0.584
15	N/A	0.118	N/A	0.110	56	0.738	0.821	0.638	0.638
16	N/A	0.126	N/A	0.116	57	0.753	0.827	0.693	0.693
17	N/A	0.134	N/A	0.122	58	0.761	0.828	0.747	0.747
18	N/A	0.142	N/A	0.128	59	0.783	0.836	0.756	0.801
19	N/A	0.150	N/A	0.134	60	0.798	0.880	0.760	0.855
20	N/A	0.158	N/A	0.140	61	0.811	0.927	0.769	0.903
21	0.159	0.173	0.140	0.142	62	0.823	0.971	0.782	0.950
22	0.161	0.188	0.140	0.145	63	0.835	0.969	0.796	0.998
23	0.162	0.203	0.140	0.147	64	0.847	0.940	0.808	1.045
24	0.163	0.218	0.140	0.150	65	0.858	0.911	0.821	1.050
25	0.164	0.233	0.140	0.152	66	0.869	0.881	0.834	1.023
26	0.173	0.242	0.146	0.159	67	0.880	0.850	0.846	0.997
27	0.183	0.250	0.151	0.166	68	0.907	0.847	0.857	0.969
28	0.193	0.259	0.158	0.173	69	0.916	0.854	0.870	0.940
29	0.202	0.268	0.163	0.180	70	0.921	0.864	0.894	0.910
30	0.212	0.276	0.169	0.186	71	0.931	0.879	0.918	0.878
31	0.221	0.285	0.177	0.194	72	0.942	0.897	0.914	0.874
32	0.231	0.293	0.185	0.202	73	0.954	0.915	0.922	0.884
33	0.240	0.302	0.193	0.210	74	0.962	0.931	0.931	0.892
34	0.249	0.310	0.200	0.218	75	0.972	0.949	0.939	0.899
35	0.258	0.319	0.208	0.225	76	0.973	0.954	0.939	0.898
36	0.274	0.334	0.221	0.235	77	0.975	0.960	0.940	0.897
37	0.290	0.349	0.233	0.246	78	0.976	0.963	0.942	0.898
38	0.306	0.364	0.245	0.256	79	0.984	0.962	0.957	0.916
39	0.321	0.379	0.257	0.266	80	0.991	0.964	0.948	0.910
40	0.337	0.394	0.270	0.276

*	Attained ages 0-20 are juvenile issues

C-2

Appendix D: Table of Surrender Charge Factors

These tables apply for Prior Policies.

TABLE OF SURRENDER CHARGE FACTORS

Male Non-Nicotine (Premier, Preferred, & Standard)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00
22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00
23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00
24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00
25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00
26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00
27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00
28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00
29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00
30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00
31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00
32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00
33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00
34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00
35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00
36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00
37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00
38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00
39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00
40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00
41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00
42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00
43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00
44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00
45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00
46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00
47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00
48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00
49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00
50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00
51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00
52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00
53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00
54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00
55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00
56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00
57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00
58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00
59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00

TABLE OF SURRENDER CHARGE FACTORS

Male Non-Nicotine (Premier, Preferred, & Standard)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00
61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00
62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS

Male Nicotine (Ages 0-20 are juvenile issues.)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00
1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00
2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00
4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00
5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00
6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00
7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00
8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00
9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00
10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00
11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00
12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00
13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00
14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00
15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00

TABLE OF SURRENDER CHARGE FACTORS

Male Nicotine (Ages 0-20 are juvenile issues.)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00
17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00
19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00
20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00
21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00
22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00
23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00
24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00
25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00
26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00
27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00
28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00
29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00
30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00
31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00
32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00
33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00
34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00
35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00
36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00
37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00
38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00
39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00
40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00
41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00
42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00
43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00
44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00
45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00
46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00
47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00
48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00
49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00
50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00
51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00
52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00
53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00
54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00
55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00
56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00

TABLE OF SURRENDER CHARGE FACTORS

Male Nicotine (Ages 0-20 are juvenile issues.)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00
58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00
59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS

Female Non-Nicotine (Premier, Preferred, & Standard)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00
22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00
24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00
25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00
26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00
27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00
28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00
29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00
30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00
31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00

TABLE OF SURRENDER CHARGE FACTORS

Female Non-Nicotine (Premier, Preferred, & Standard)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00
34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00
35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00
36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00
37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00
38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00
39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00
40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00
41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00
42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00
43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00
44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00
45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00

TABLE OF SURRENDER CHARGE FACTORS

Female Non-Nicotine (Premier, Preferred, & Standard)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS

Female Nicotine (Ages 0-20 are juvenile issues.)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00
1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00
2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00
3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00
4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00
5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00
6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00
8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00
9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00
10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00
11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00
12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00
13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00
14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00
15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00
16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00
17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00
18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00
19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00
20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00
21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00
22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00
23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00
24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00
25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00
26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00
27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00
28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00
29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

TABLE OF SURRENDER CHARGE FACTORS

Female Nicotine (Ages 0-20 are juvenile issues.)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00
31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00
32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00
33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00
34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00
35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00
36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00
37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00
38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00
39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00
40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00
41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00
42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00
43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00
44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00
45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00

TABLE OF SURRENDER CHARGE FACTORS

Female Nicotine (Ages 0-20 are juvenile issues.)

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

These tables apply for Updated Policies.

TABLE OF SURRENDER CHARGE FACTORS, Male Nicotine/Juvenile

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	—

1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	—

2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	—

4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	—

5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	—

6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	—

7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	—

8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	—

9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	—

10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	—

11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	—

12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	—

13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	—

14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	—

15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	—

16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	—

17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	—

19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	—

20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	—

21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	—

22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	—

23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	—

24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	—

25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	—

26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	—

27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	—

28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	—

29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	—

30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	—

31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	—

32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	—

33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	—

34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	—

35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	—

36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	—

37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	—

38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	—

39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	—

D-9

TABLE OF SURRENDER CHARGE FACTORS, Male Nicotine/Juvenile

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	—

41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	—

42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	—

43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	—

44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	—

45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	—

46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	—

47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	—

48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	—

49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	—

50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	—

51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	—

52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	—

53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	—

54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	—

55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	—

57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	—

58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	—

59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	—

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	—

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.10	36.20	33.91	32.00	30.10	28.19	24.00	16.00	8.00	—

78	37.60	35.72	33.46	31.58	29.70	27.82	23.69	15.79	7.90	—

79	37.20	35.34	33.11	31.25	29.39	27.53	23.44	15.62	7.81	—

80	36.70	34.87	32.66	30.83	28.99	27.16	23.12	15.41	7.71	—

D-10

TABLE OF SURRENDER CHARGE FACTORS, Male Non-Nicotine

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	—

22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	—

23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	—

24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	—

25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	—

26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	—

27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	—

28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	—

29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	—

30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	—

31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	—

32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	—

33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	—

34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	—

35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	—

36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	—

37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	—

38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	—

39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	—

40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	—

41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	—

42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	—

43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	—

44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	—

45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	—

46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	—

47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	—

48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	—

49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	—

50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	—

51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	—

52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	—

53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	—

54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	—

55	26.35	25.03	23.45	22.13	20.82	19.50	16.60	11.07	5.53	—

56	27.03	25.68	24.06	22.71	21.35	20.00	17.03	11.35	5.68	—

57	27.80	26.41	24.74	23.35	21.96	20.57	17.51	11.68	5.84	—

58	28.67	27.24	25.52	24.08	22.65	21.22	18.06	12.04	6.02	—

59	29.64	28.16	26.38	24.90	23.42	21.93	18.67	12.45	6.22	—

60	30.73	29.19	27.35	25.81	24.28	22.74	19.36	12.91	6.45	—

61	32.05	30.45	28.52	26.92	25.32	23.72	20.19	13.46	6.73	—

D-11

TABLE OF SURRENDER CHARGE FACTORS, Male Non-Nicotine

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
62	33.51	31.83	29.82	28.15	26.47	24.80	21.11	14.07	7.04	—

63	35.10	33.35	31.24	29.48	27.73	25.97	22.11	14.74	7.37	—

64	36.83	34.99	32.78	30.94	29.10	27.25	23.20	15.47	7.73	—

65	38.72	36.78	34.46	32.52	30.59	28.65	24.39	16.26	8.13	—

66	40.74	38.70	36.26	34.22	32.18	30.15	25.67	17.11	8.56	—

67	42.97	40.82	38.24	36.09	33.95	31.80	27.07	18.05	9.02	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.05	36.15	33.86	31.96	30.06	28.16	23.97	15.98	7.99	—

78	37.50	35.63	33.38	31.50	29.63	27.75	23.63	15.75	7.88	—

79	36.65	34.82	32.62	30.79	28.95	27.12	23.09	15.39	7.70	—

80	35.85	34.06	31.91	30.11	28.32	26.53	22.59	15.06	7.53	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	—

1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	—

2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	—

3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	—

4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	—

5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	—

6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	—

8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	—

9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	—

10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	—

11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	—

12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	—

13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	—

14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	—

15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	—

16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	—

D-12

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	—

18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	—

19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	—

20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	—

21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	—

22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	—

23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	—

24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	—

25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	—

26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	—

27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	—

28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	—

29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	—

31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	—

32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	—

33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	—

34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	—

35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	—

36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	—

37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	—

38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	—

39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	—

40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	—

41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	—

42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	—

43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	—

44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	—

45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

D-13

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	—

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	—

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	—

64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	—

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	—

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	—

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	—

68	39.40	37.43	35.07	33.10	31.13	29.16	24.82	16.55	8.27	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

73	42.95	40.80	38.23	36.08	33.93	31.78	27.06	18.04	9.02	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	—

22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	—

24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	—

25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	—

26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	—

27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	—

28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	—

29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	—

30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	—

31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	—

33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	—

D-14

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more

34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	—

35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	—

36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	—

37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	—

38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	—

39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	—

40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	—

41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	—

42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	—

43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	—

44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	—

45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.72	27.28	25.56	24.12	22.69	21.25	18.09	12.06	6.03	—

62	29.83	28.34	26.55	25.06	23.57	22.07	18.79	12.53	6.26	—

63	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

64	32.35	30.73	28.79	27.17	25.56	23.94	20.38	13.59	6.79	—

65	33.80	32.11	30.08	28.39	26.70	25.01	21.29	14.20	7.10	—

66	35.35	33.58	31.46	29.69	27.93	26.16	22.27	14.85	7.42	—

67	37.06	35.21	32.98	31.13	29.28	27.42	23.35	15.57	7.78	—

68	38.95	37.00	34.67	32.72	30.77	28.82	24.54	16.36	8.18	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

73	43.00	40.85	38.27	36.12	33.97	31.82	27.09	18.06	9.03	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

D-15

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine

Per $1,000 of Face Amount

Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount

Issue Age	0	1	2	3	4	5	6	7	8	9 or more
75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

D-16

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

The Statement of Additional Information (“SAI”) dated May 1, 2022 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown above or by calling 1-877-376-8008. You may also obtain reports and other information about the Variable Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

EDGAR Contract Identifier: C000064226

Statement of Additional Information for the Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE,
Suite 300 Bellevue,
Washington 98005
Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2021 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is [___], 2022.

Table of Contents

Glossary	1
General Information and History	3
Farmers New World Life Insurance Company	3
Farmers Variable Life Separate Account A	3
Non-Principal Risks	3
Services	4
Third Party Administration Agreement	4
Records	4
Legal Matters	4
Experts	4
Report to Owners	4
Distribution of Policies – Underwriters	5
Subaccount Unit Value	5
Additional Policy Provisions	6
The Policy	6
Our Right to Contest the policy	6
Suicide Exclusion	7
Misstatement of Age or Gender	7
Addition, Deletion or Substitution of Investments	7
Resolving Material Conflicts	7
Changing Death Benefit Options	8
Payment Options	8
Dollar Cost Averaging	10
Automatic Asset Rebalancing Program	10
Other Information	11
Financial Statements	11

Glossary

For your convenience, we are providing a glossary of the special terms we use in the Prospectus.

Accumulation Unit Value. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.

Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.

Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.

Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.

Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed on the front page of the Prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured. The natural person whose life is covered under the Policy.

Issue Age. The Insured’s age as of his/her last birthday on this Policy’s Issue Date.

Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

1

Maturity Date. The Maturity Date of this Policy is the Policy anniversary when Insured’s Attained Age is 121. The maturity date is shown on the Policy specifications page.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.

Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.

NYSE. The New York Stock Exchange.

Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.

Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.

Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.

Record Date. The date we record your Policy on Our books as an In Force policy.

Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (Your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

2

General Information and History

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers Variable Life Separate Account A

Farmers established the Variable Account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Non-Principal Risks

Business Continuity Risk. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes, although we do have plans in place to mitigate the interruption.

Cyber-Security Risk. Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. We devote significant resources to continually driving down our cyber risk and protecting our systems and data from the rapidly evolving threat landscape all companies face today. Nonetheless, there can be no absolute assurance that we or the underlying Portfolios or our service providers will avoid losses due to cyber-attacks or information security breaches.

3

Services

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020 and 2019, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2020, 2019, and 2018 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2020 and for the period ending December 31, 2020 included in this SAI have been so included in reliance on the reports of Ernst & Young LLP, 920 5th Ave, Suite 900, Seattle, Washington 98104, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Report to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount	• any Policy Loan taken since the last report
• Death Benefit at the end of the report period	• premiums paid since the last report
• the Contract Value	• all deductions since the last report
• the Cash Surrender Value	• any outstanding Policy Loan Balance
• any other information required by the state where the Policy was issued.

You may request additional copies of reports for a fee not to exceed $25. We will maintain all records relating to the variable account and the Fixed Account.

4

Distribution of Policies – Underwriters

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies (even prior to the date that sales of the Policies began), in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2014	$14,243,597	0
2015	$14,585,396	0
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0
2019	$11,899,228	0
2020	$10,050,490	0
2021	—

*Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately [   ] in commissions for all variable life insurance policies supported by the variable account in 2021.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.

Certain non-cash compensation also may be provided jointly with FFS. During 2021, we paid FFS sales representatives and district managers [   ] in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (3) other sales expenses incurred by them. [TO BE FILED BY AMENDMENT]

Subaccount Unit Value

On the Valuation Day that a Subaccount is first available, the Accumulation Unit Value is set at an initial value by us. The Accumulation Unit Value at the end of any later Valuation Day is equal to A x B where:

“A” is equal to the Subaccount’s Accumulation Unit Value at the end of the immediately preceding Valuation Day.

“B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals (X / Y ) – Z where:

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“X” equals:

1.	the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus
2.	the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less
3.	the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less
4.	the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount;

“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day; and “Z” equals the daily equivalent of the annual Mortality and Expense Risk Charge for the Valuation Day times the number of days since the last Valuation Day.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, Your Subaccount Policy Value may increase, decrease or remain the same.

Additional Policy Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•	conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;
•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or
•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the policy

In issuing the Policy, we rely on all statements made by or for the insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or we may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

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Suicide Exclusion

If, within two years after the Issue Date, the Insured dies by suicide, while sane or insane, we will limit the Death Benefit Amount Payable to:

1.	the Premium Payments made; less
2.	any Policy Loan Balance; less
3.	any Partial Surrender amounts previously paid by Us.

A new two-year suicide period will apply to each Policy Change for which we require Evidence of Insurability starting on the effective date of each such Policy Change. During this two-year period, if the Insured dies by suicide while sane or insane, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy Change had not been made, plus any additional Cost of Insurance Charges and Monthly Underwriting and Sales Expense Charges that have been deducted from the Contract Value solely as a result of the Policy Change.

Misstatement of Age or Gender

If the Insured’s age or gender has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent Cost of Insurance Charge based on the Insured’s correct age or gender.

Proof of age or gender may be filed with us at any time. Once the insured’s age or gender is established to our satisfaction, we will use this age or gender in any settlement.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

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Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.
•	You must make your request in writing and sign the request.
•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:
•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.
•	We conclude the insured has an excessive amount of insurance coverage.
•	We conclude the Owner no longer has an insurable interest in the insured.
•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.
•	The minimum premium will be recalculated.
•	We will send you a Policy endorsement with the change to attach to your Policy.
•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.
•	The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.
•	We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.
•	The minimum premium will increase.
•	The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.
•	The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.
•	We will not impose any partial surrender charge solely as a result of this change in Face Amount.
•	The minimum premium will decrease.
•	The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.
•	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

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Under any settlement option, the dollar amount of each payment will depend on three things:

•      the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;

•      the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•      the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

•      Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.

•      We may not keep the funds under this option for longer than five years, unless the Payee is a minor, in which case we may hold the funds until the Payee attains the age of majority.

Option 2 – Interest Income:

•      Each $1,000 of proceeds will yield an income of not less than $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•      Unless you direct otherwise, or the Payee is a minor, the Payee may withdraw the proceeds at any time.

•      After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income—Period Certain:

•      We will pay installments for a specified period.

•      The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income—Amount Certain:

•      We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•      We will credit interest at a rate of not less than 2.5% compounded annually.

Option 5 – Income—Life:

•      We will pay installments for the payee’s lifetime.

•      We will make payments for at least a specified guaranteed number of installments.

•      The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•      We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

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Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The AAR may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.

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Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2021, 2020, and 2019, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are set forth below. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2021 and for the period ending December 31, 2021, as well as the Report of the Independent Registered Public Accounting Firm, are set forth below.

[TO BE FILED BY AMENDMENT]

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Other Information

Exhibits

a.	Board of Directors Resolutions.

1.	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on July 26, 1999.

b.	Custodian Agreements.

Not applicable.

c.	Underwriting Contracts.

1.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

2.	Registered Representative Agreement Farmers Financial Solutions, LLC Registered Representative Agreement Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

3.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

4.	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

5.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 for Farmers Variable Life Separate Account A, (File Nos. 333-149540 and 811-09507).

d.	Contracts.

1.	Specimen Flexible Premium Variable Life Insurance Policy, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

2.	Monthly Disability Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

3.	Waiver of Deduction Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

4.	Accidental Death Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

5.	Children’s Term Insurance Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

6.	Automatic Increase Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

7.	Accelerated Benefit Rider for Terminal Illness, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

e.	Applications.

1.	Form of Application for Flexible Premium Life Insurance, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

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2.	Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

3.	Form of Application for Flexible Premium Life Insurance, is incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

4.	Variable Universal Policy Application Supplement (January 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

5.	Variable Policy Application Supplement (Interstate Compact Version) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

6.	Variable Policy Application Supplement (AR, AZ, CA, IL, MT, SD) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

7.	Variable Policy Application Supplement (ND) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

8.	Variable Policy Application Supplement (Interstate Compact Version) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

9.	Variable Policy Application Supplement (ND) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

10.	Variable Policy Application Supplement (non-ICC Version) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

11.	Variable Policy Application Supplement (SD) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

12.	Variable Policy Application Supplement (Interstate Compact) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

13.	Variable Policy Application Supplement (NonCom) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14.

14.	Variable Policy Application Supplement (ND) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

15.	Variable Policy Application Supplement (SD) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

f.	Depositor’s Certificate of Incorporation and By-Laws.

1.	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

2.	By-laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

3.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A (File Nos. 333-149540 and 811-09507).

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4.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

5.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

6.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

7.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

8.	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

g.	Reinsurance Contracts.

1.	Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

2.	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

3.	Amendment No. 1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009], is incorporated herein by reference to Post-Effective Amendment No. 1 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2009 (File Nos. 333-149540 and 811-09507).

4.	Automatic YRT Reinsurance Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on March 22, 2010], is incorporated herein by reference to Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

5.	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2011], is incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

6.	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company, is incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

7.	Amendment to the Reinsurance Agreements between Farers New World Life Insurance Company and RGA Reinsurance Company (January 1, 2017), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

8.	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company (December 8, 2017), is incorporated herein by referenced in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

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9.	Amendment No. 3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April 23, 2017)

10.	Amendment No. 3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April 23, 2017) Addendum to the Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company (Effective December 7, 2019) incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2020 (File Nos. 333-149540 and 811-09507).

h.	Agreements.

1.	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

2.	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

3.	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

4.	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

5.	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999

6.	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company ,is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

7.	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

8.	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

9.	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

10.	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

11.	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

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12.	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

13.	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

14.	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

15.	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

16.	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

17.	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

18.	Form of Rule 22c-2 Shareholder Information Agreement, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

19.	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

20.	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

21.	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

22.	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company. [Filed Herewith]

23.	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by referenced in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

24.	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

25.	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

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26.	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

27.	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

28.	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

29.	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

30.	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

31.	Novation Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

32.	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II”), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

33.	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

34.	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

35.	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

36.	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

37.	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013, is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

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38.	Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
39.	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

40.	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

41.	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

42.	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

43.	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

44.	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

45.	Termination of Participation Agreement (dated March 28, 2001) among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

46.	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

47.	Amendment No. 1 to Fund Participation and Service Agreement among Farmers New World Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series., effective December 31, 2018

i.	Administrative Contracts.

1.	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

2.	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

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j.	Other Material Contracts.

1.	Power of Attorney, incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-4 registration statement for Farmers Variable Life Separate Account A (File No. 333-149540) filed with the SEC on April 30, 2021.

k.	Legal Opinion.

1.	Opinion of Garrett B. Paddor, Esquire, to be filed by amendment.

l.	Actuarial Opinion. Not applicable.

m.	Calculations. Not applicable.

n.	Other Opinions.

1.	Consent of Ernst & Young LLP, to be filed by amendment.

o.	Omitted Financial Statements.

Not  applicable.

p.	Initial Capital Agreements.

Not  applicable.

q.	Redeemability Exemption.

1.	Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

2.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

3.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

4.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

5.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

r.	Form of Initial Summary Prospectuses, Filed herewith.

Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Stephen McAnena¹	Director and Chairman of the Board
Giles Harrison[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Chris Flint[2]	Director and President
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Jennie McGinnis[2]	Chief Actuary, Interim Chief Financial Officer and Interim Controller
Keith A. Terry[2]	Appointed Actuary
Christopher Brown[2]	Illustration Actuary
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Michael Langford[1]	Assistant Treasurer
Steven H. Weinstein[1]	Assistant Secretary
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary
1 The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2 The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005.
3 The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4 The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5 The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6 The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7 The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952.

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Persons Controlled by Under Common Control with the Depositor or Registrant

[TO BE FILED BY AMENDMENT]

Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b)  The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director,Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c)  The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self- interest (notwithstanding that other members ofthe quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

9

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows

Name and Principal Address	Positions and Officers with FFS
Julio Areias Da Silva[1]	Director
Guy Meade Hanson[1]	Director
Ronald Lee Marrone[1]	Director
John Charles Mueting[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Doren Eugene Hohl[2]	Secretary

1. The principal business address is .31051 Agoura Road, Westlake Village, CA 91361
2. The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A

[TO BE FILED BY AMENDMENT]

Location of Books and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and at Infosys McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Center Blvd SE, Suite 700, Atlanta, GA 30339.

Management Services

All management contracts are discussed in Part A or Part B.

Fee Representations

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 15th day of February, 2022.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Chris Flint	Director and President
Chris Flint

Interim Chief Financial Officer and Interim Controller
Jennie McGinnis

*	Director
David Travers

Director and Assistant Treasurer
Giles Harrison

*	Director and Chairman of the Board
Stephen McAnena

*	Director
Scott Stoll

*	Director
Annette Thompson

*	Director
Warren Tucker

*/s/ Chris Flint	*On February 15, 2022 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment

* by Chris Flint

1